UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2019
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX		77057
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange
6.875% Mandatory Convertible Preferred Stock, Series A, $0.01 par value	CCI.PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders ("Annual Meeting") of Crown Castle International Corp. ("Company") was held on May 16, 2019, at which meeting the Company’s stockholders (1) elected each of the twelve nominees for director, to serve until the Company’s next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2019, and (3) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	367,136,201	267,226	242,325	19,802,576
Jay A. Brown	365,505,693	1,912,706	227,353	19,802,576
Cindy Christy	363,724,726	3,691,933	229,039	19,802,576
Ari Q. Fitzgerald	352,865,164	14,542,596	237,992	19,802,576
Robert E. Garrison II	360,798,996	6,612,304	234,452	19,802,576
Andrea J. Goldsmith	366,819,888	593,629	232,235	19,802,576
Lee W. Hogan	360,158,932	7,242,098	244,722	19,802,576
Edward C. Hutcheson, Jr.	360,604,245	6,793,264	248,243	19,802,576
J. Landis Martin	359,530,115	7,864,762	250,875	19,802,576
Robert F. McKenzie	360,121,166	7,279,795	244,791	19,802,576
Anthony J. Melone	366,038,440	1,367,870	239,442	19,802,576
W. Benjamin Moreland	357,470,509	9,948,909	226,334	19,802,576

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
385,227,096	2,000,837	220,395	0

3) The non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
363,367,061	3,919,704	358,987	19,802,576

ITEM 7.01 — REGULATION FD DISCLOSURE

On May 16, 2019, the Company issued a press release noting that the Company’s Board of Directors has declared a quarterly dividend of $1.125 per share of the Company common stock, par value $0.01 per share, payable on June 28, 2019 to stockholders of record at the close of business on June 14, 2019. The May 16, 2019 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

As described in Item 7.01 of this Current Report on Form 8-K ("Current Report"), the following exhibit is furnished as part of this Current Report:

Exhibit No.     Description

99.1         Press Release dated May 16, 2019

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel
Date: May 16, 2019